Exhibit 99.1

Quarterly
Operating Supplement
First Quarter 2004

Quarterly Operating Supplement

1	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Table of Contents

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Quarterly Operating Supplement

March 31, 2004

Introductory Note

Radian Reinsurance Inc. was merged with and into Radian Asset Assurance Inc. effective as of June 1, 2004. All current year information presented herein is as of and/or for the quarter ended March 31, 2004 and does not take into account the effects of this merger.

Company Profile

Radian Asset Assurance Inc., founded in 1985 and rated AA by Fitch Ratings and Standard & Poor’s and Aa3 by Moody’s, provides credit enhancement to the holders of debt obligations and asset-backed securities. As a direct writer of financial guaranty insurance for municipal bonds, asset-backed securities and structured transactions, the Company plays an important role in extending the benefits of insurance to a broad range of institutions and securities issuers.

Radian Asset Assurance Inc. is a subsidiary of Radian Group Inc. (NYSE: RDN), a global credit enhancement provider headquartered in Philadelphia, with significant operations in New York City and London.

Company Information

Radian Asset Assurance Inc.	Contact:
335 Madison Avenue	John C. DeLuca
New York, New York 10017	Senior Vice President, Market Development
1 877 337.4925 (within the U.S.)	1 212 984.9222
1 212 983.3100	john.deluca@radian.biz

2	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Introductory Note / Company Profile / Company Information

Quarterly Operating Supplement

Radian Group Inc. and Subsidiaries

Key Financial Highlights* ($ Thousands)

	Quarter ended March 31, 2004
	Mortgage Insurance	Financial Services	Financial Guaranty	Total
Net premiums written	$205,669	$—	$(24,241)	$181,428

Net premiums earned	$207,116	$—	$36,304	$243,420
Net investment income	28,513	48	21,144	49,705
Equity in net income/(loss) of affiliates	—	33,402	(920)	32,482
Other income	5,486	2,874	40	8,400

Total revenues	241,115	36,324	56,568	334,007

Provision for losses	98,123	—	16,644	114,767
Policy acquisition costs	17,142	—	5,141	22,283
Other operating expenses	37,746	3,979	11,434	53,159
Interest expense	5,503	724	3,427	9,654

Total expenses	158,514	4,703	36,646	199,863

Gain/(loss) on disposition of investments	24,122	3,173	(619)	26,676
Change in fair value of derivative instruments	4,426	49	172	4,647

Net gains/(losses)	28,548	3,222	(447)	31,323

Pretax income	111,149	34,843	19,475	165,467
Income tax provision	30,647	12,195	2,615	45,457

Net income	$80,502	$22,648	$16,860	$120,010

Total assets	$3,929,574	$304,921	$2,306,598	$6,541,093
Deferred policy acquisition costs	79,092	—	121,999	201,091
Reserve for losses	521,102	—	265,013	786,115
Unearned premiums	92,228	—	564,081	656,309

Equity	$1,905,233	$250,212	$1,188,040	$3,343,485

*	Reported on a GAAP basis.

3	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Key Financial Highlights

Quarterly Operating Supplement

Radian Group Inc. and Subsidiaries

Segment Information–Financial Guaranty ($ Thousands)

	Quarter ended March 31, 2004
	As Reported	Impact of Clawback	As Adjusted Excluding Clawback
Net premiums written	$(24,241)	$(96,417)	$72,176

Net premiums earned	$36,304	$(24,892)	$61,196
Net investment income	21,144	—	21,144
Equity in net loss of affiliates	(920)	—	(920)
Other income	40	—	40

Total revenues	56,568	(24,892)	81,460

Provision for losses	16,644	—	16,644
Policy acquisition costs	5,141	(9,766)	14,907
Other operating expenses	11,434	—	11,434
Interest expense	3,427	—	3,427

Total expenses	36,646	(9,766)	46,412

Loss on disposition of investments	(619)	—	(619)
Change in fair value of derivative instruments	172	(791)	963

Net (losses)/gains	(447)	(791)	344

Pretax income	19,475	(15,917)	35,392
Income tax provision	2,615	(5,571)	8,186

Net income	$16,860	$(10,346)	$27,206

The above schedule shows the Financial Guaranty Segment, on a GAAP basis, as reported (Column 1) and adjustments (Column 2) to reflect the income statement impact of the recapture (referred to above as the clawback) of business previously ceded to Radian Reinsurance Inc. by one of the primary insurer customers of the Financial Guaranty Segment. The adjusted numbers are shown in Column 3. The impact of the clawback (Column 2) reflects the clawback of business ceded to Radian Reinsurance Inc. in prior periods. This clawback will only affect the first quarter (and, as a result, the year-to-date periods) of 2004. Accordingly, management believes that Column 3 provides useful information to investors by presenting a more meaningful basis of comparison for the Financial Guaranty Segment’s future results.

4	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Segment Information–Financial Guaranty

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Statutory Income Statements ($ Thousands)

	Quarter ended
	March 31 2004	March 31 2003
Revenues
Gross premiums written	$29,344	$47,028
Reinsurance premiums ceded	(2,838)	(7,780)

Net premiums written	26,506	39,248
Increase in unearned premiums	(2,991)	(10,125)

Premiums earned	23,515	29,123

Net investment income	8,239	6,893
Net realized gain on sale of investments	2,688	1,188

Net investment gains	10,927	8,081

Other (expense) income	(1,084)	1,483

Total revenues	33,358	38,687

Expenses
Losses and loss adjustment expenses incurred	116,450	6,279
Commissions incurred	(688)	2,703
Other underwriting expenses	11,847	9,887

Total expenses	127,609	18,869

(Loss) income before income taxes	(94,251)	19,818
Federal and foreign income tax (benefit) expense	(34,107)	2,280

Net (loss) income	$(60,144)	$17,538

Financial Ratios
Loss and LAE Ratio	495.2%	21.6%
Underwriting Expense Ratio	42.1%	32.1%

Combined Ratio	537.3%	53.7%

On January 14, 2004, Radian Asset Assurance Inc. (the “Company”) announced it would have claims from a single manufactured housing transaction that the Company reinsured from an affiliate of the Company. The Company received its first default notice related to this transaction on January 27, 2004. The Company established $111.25 million in loss reserves for this transaction on a Statutory basis in 2004 (recorded on a GAAP basis in 2003), which represented the total exposure on this transaction. The Company expects losses to be paid out over the next several years. During the first quarter of 2004, the Company received $65.0 million in capital from its ultimate parent, Radian Group Inc., to offset (on an after-tax basis) the effect of this default on the Company.

5	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Statutory Income Statements

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Statutory Balance Sheets ($ Thousands)

	March 31 2004	December 31 2003
Assets
Long-term bonds	$763,009	$670,790
Preferred stock	35,006	32,252
Common stock	70,582	74,204
Cash and short-term investments	39,037	67,333
Receivable for securities	—	515

Total Investments	907,634	845,094
Investment income due and accrued	9,236	9,722
Premiums receivable	10,736	12,805
Funds held by reinsured companies	73	73
Current federal income tax recoverable	33,276	609
Net deferred tax asset	1,509	1,130
Other assets	8	—

Total Assets	$962,472	$869,433

Liabilities
Contingency reserve	$64,308	$59,462
Losses and loss adjustment expenses	126,992	19,847
Reinsurance payable on paid losses and loss adjustment expenses	3,566	2,434
Unearned premiums	301,169	298,178
Provision for reinsurance	179	284
Payable to affiliates	446	18,076
Payable for securities	1,910	2,962
Ceded reinsurance premiums payable	1,218	1,395
Federal and foreign income taxes payable	—	3,642
Funds held under reinsurance treaties	4,331	6,696
Accrued expenses and other liabilities	6,434	3,463

Total Liabilities	510,553	416,439

Policyholders’ Surplus
Common stock	15,000	15,000
Additional paid-in capital	391,714	326,714
Unassigned funds	45,205	111,280

Total Policyholders’ Surplus	451,919	452,994

Total Liabilities and Policyholders’ Surplus	$962,472	$869,433

Qualified Statutory Capital	$516,227	$512,456

On January 14, 2004, Radian Asset Assurance Inc. (the “Company”) announced it would have claims from a single manufactured housing transaction that the Company reinsured from an affiliate of the Company. The Company received its first default notice related to this transaction on January 27, 2004. The Company established $111.25 million in loss reserves for this transaction on a Statutory basis in 2004 (recorded on a GAAP basis in 2003), which represented the total exposure on this transaction. The Company expects losses to be paid out over the next several years. During the first quarter of 2004, the Company received $65.0 million in capital from its ultimate parent, Radian Group Inc., to offset (on an after-tax basis) the effect of this default on the Company.

Effective April 30, 2003, the Company entered into an assumption reinsurance agreement, with regard to its Trade Credit business, with an affiliated company (Radian Reinsurance Inc.) whereby the Company reversed assumed unearned premiums of $21.5 million and loss and loss adjustment reserves of $38.2 million. This transaction had no impact on premiums earned or losses and loss adjustment expenses incurred.

6	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Statutory Balance Sheets

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Gross Premiums Written by Product ($ Thousands)

	1st Qtr 2004	1st Qtr 2003	% Change
Public Finance Direct	$8,186	$10,844	–24.5%
Structured Finance Direct	20,502	16,578	23.7%
Public Finance Reinsurance	(1,318)	2,780	–147.4%
Structured Finance Reinsurance	1,974	4,556	–56.7%
Trade Credit Reinsurance	—	12,271	–100.0%

	$29,344	$47,029	–37.6%

Total Claims-Paying Resources and Leverage Ratios

($ Thousands except ratios)

	March 31 2004	December 31 2003	% Change
Capital and Surplus	$451,919	$452,994	0%
Contingency Reserve	64,308	59,462	8%

Qualified Statutory Capital	516,227	512,456	1%

Unearned Premium Reserve	301,169	298,178	1%
Loss and Loss Expense Reserves	126,992	19,847	540%

Total Policyholders’ Reserves	944,388	830,481	14%

Present Value of Future Installment Premiums	178,996	190,266	–6%

Reinsurance and Soft Capital Facilities	200,000	200,000	0%

Total Claims-Paying Resources	$1,323,384	$1,220,747	8%

Total Debt Service (Principal and Interest) Outstanding	$29,596,027	$28,961,961	2%
Capital Leverage Ratio [1]	57:1	57:1
Claims-Paying Ratio [2]	22:1	24:1

1	Capital Leverage Ratio: Total debt service/Qualified statutory capital.
2	Claims-Paying Ratio: Total debt service/Total claims-paying resources.

7	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Gross Premiums / Total Claims-Paying Resources

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Investment Portfolio Highlights

Asset Quality

As of March 31, 2004, the book value of our investment portfolio was $896.9 million, with an average duration of 5.2 years.

Asset Class

Our conservative portfolio is invested primarily in fixed-income securities. Our primary objective is to achieve total return, with a secondary objective of maximizing after-tax income.

8	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Investment Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Insured Portfolio Highlights ($ Thousands)

Geographic Diversification

State	Net Par (3/31/2004)	Percent of total	Net Par (12/31/2003)	Percent of total
New York	$1,316,927	6.1%	$1,279,650	6.1%
Pennsylvania	1,195,022	5.6%	1,218,444	5.9%
Texas	1,127,179	5.3%	1,081,670	5.2%
California	743,638	3.5%	695,664	3.4%
Florida	692,396	3.3%	708,912	3.4%
Colorado	510,893	2.4%	511,114	2.5%
Connecticut	446,262	2.1%	447,951	2.2%
Illinois	390,272	1.8%	395,050	1.9%
Ohio	356,846	1.7%	357,977	1.7%
Massachusetts	352,237	1.7%	352,506	1.7%
Total of top ten states	7,131,672	33.5%	7,048,938	34.0%
Total of other states	4,331,634	20.4%	4,343,800	21.0%
Domestic structured finance	9,400,294	44.2%	8,918,367	43.0%
International	402,127	1.9%	406,482	2.0%
Total	$21,265,727	100.0%	$20,717,587	100.0%

9	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Insured Portfolio Highlights ($ Thousands)

Sector Breakout

Public Finance	Net Par (3/31/2004)	Percent of total	Net Par (12/31/2003)	Percent of total
Healthcare	$2,688,566	12.6%	$2,603,369	12.5%
General Obligations	2,490,217	11.6%	2,460,205	11.9%
Education	1,964,955	9.2%	1,939,787	9.4%
Long-Term Care	1,053,303	5.0%	1,054,633	5.1%
Utilities	839,111	4.0%	890,419	4.3%
Tax-Backed	766,185	3.6%	757,979	3.7%
Other Public Finance	671,818	3.2%	680,833	3.3%
Transportation	402,746	1.9%	405,082	1.9%
Second-To-Pay Muni Wrap	387,730	1.8%	387,730	1.8%
Housing	169,447	0.8%	183,462	0.9%
Investor-Owned Utilities	57,938	0.3%	57,308	0.3%
Subtotal Public Finance	$11,492,016	54.0%	$11,420,807	55.1%

Structured Finance	Net Par (3/31/2004)	Percent of total	Net Par (12/31/2003)	Percent of total
Collateralized Debt Obligations	$7,393,393	34.7%	$6,720,501	32.5%
Asset-Backed – Mortgage and MBS	972,375	4.6%	975,114	4.7%
Asset-Backed – Consumer	841,861	4.0%	981,871	4.7%
Asset-Backed – Commercial and Other	356,249	1.7%	397,647	1.9%
Other Structured Finance	209,833	1.0%	221,647	1.1%
Subtotal Structured Finance	$9,773,711	46.0%	$9,296,780	44.9%
Total	$21,265,727	100.0%	$20,717,587	100.0%

10	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Insured Portfolio Highlights ($ Thousands)

Rating Distribution

Rating*	Net Par (3/31/2004)	Percent of total	Net Par (12/31/2003)	Percent of total
AAA	$5,597,234	26.4%	$4,998,370	24.1%
AA	3,064,437	14.4%	3,072,299	14.8%
A	3,578,309	16.8%	3,652,262	17.6%
BBB	7,543,977	35.5%	7,625,867	36.8%
Investment Grade	405,630	1.9%	406,110	2.0%
Below Investment Grade	666,929	3.1%	634,814	3.1%
Not Rated	409,211	1.9%	327,865	1.6%
Total	$21,265,727	100.0%	$20,717,587	100.0%

*	Indicated category reflects highest rating of the three rating agencies.

11	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Insured Portfolio Highlights ($ Thousands)

10 Largest Public Finance Exposures

	Net Par (3/31/2004)	Percent of total Net Par	Rating*
New York, New York GO	$184,223	0.87%	A+
Muni Leveraged Lease	145,377	0.68%	A
Virgin Islands Pub Fin Auth	124,255	0.58%	BBB
Jefferson Cnty Ala Sewer	106,168	0.50%	A
Second-To-Pay Muni Wrap	90,000	0.42%	AAA
Second-To-Pay Muni Wrap	90,000	0.42%	AAA
Second-To-Pay Muni Wrap	88,000	0.41%	AAA
Interlocken Consolidated Metropolitan District	83,640	0.39%	BBB–
Long Island Univ – New York St Dorm Auth	81,393	0.38%	BBB–
Orlando Regional Health Systems Florida	78,558	0.37%	A–
Total top ten	$1,071,614	5.02%

10 Largest Structured Finance Exposures

	Net Par (3/31/2004)	Percent of total Net Par	Rating*
European Static Synthetic CDO	$270,900	1.27%	AAA
U.S. Static Synthetic CDO	270,000	1.27%	AAA
U.S. Static Synthetic CDO	270,000	1.27%	AA
European Static Synthetic CDO	258,184	1.21%	AAA
CDO of ABS	257,529	1.21%	AA
U.S. Static Synthetic CDO	252,051	1.19%	AA
U.S. Static Synthetic CDO	250,000	1.18%	AA+
U.S. Static Synthetic CDO	250,000	1.18%	AAA
U.S. Static Synthetic CDO	243,200	1.14%	AAA
European RMBS	225,000	1.06%	AA
Total top ten	$2,546,864	11.98%

*	Indicated category reflects highest rating of the three rating agencies.

12	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Management Team

Martin A. Kamarck

President

David J. Beidler

Senior Vice President, Senior Counsel

Sally B. Campbell

Senior Vice President, Public Finance

John C. DeLuca

Senior Vice President, Market Development

Bonita Z. Dorland

Senior Vice President, Chief Risk Officer

Paul C. Larsen

Vice President, Managing Director of Client and Portfolio Management

Anna M. Laudon

Vice President, Managing Director of Asset Backed Securities

Andrew C.J. Poole

Managing Director, Radian Asset Assurance Ltd. & Radian Representatives Ltd.

Jack Praschnik

Senior Vice President, Global Strategies

Andrew Reid

Vice President, Managing Director of Global Markets

Patrick Rossi

Senior Vice President, Controller

Jeffrey C. Salton

Senior Vice President, Operations and Analysis

Hao Wu

Vice President, Managing Director of Financial Products

13	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Radian Asset Assurance Inc. Management Team

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Safe Harbor Statement

All statements in this document that address operating performance, events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events.

The forward-looking statements involve risks and uncertainties including the following:

changes in general financial and political conditions, such as extended national or regional economic recessions, changes in housing values, changes or volatility in interest rates, or other political instability; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by Radian’s insurance; the loss of significant customers with whom Radian has a concentration of its insurance in force; rising delinquencies in mortgage loans insured by Radian resulting from increased consolidation of mortgage lenders and servicers; increased severity or frequency of losses associated with certain Radian products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of Radian’s mortgage insurance policies; downgrades of the insurance financial-strength ratings assigned by the major ratings agencies to Radian’s operating subsidiaries; intense competition from others and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the business practices of Fannie Mae and Freddie Mac; legislative and regulatory changes affecting demand for private mortgage insurance and financial guaranty insurance; changes in claims against mortgage insurance products resulting from the aging of Radian’s mortgage insurance policies; changes in Radian’s ability to maintain sufficient reinsurance capacity in an increasingly concentrated reinsurance market; vulnerability to the performance of Radian’s strategic investments; and the loss of executive officers or other key personnel.

Investors are also directed to other risks discussed in documents filed by Radian with the SEC, including the factors detailed in our annual report on Form 10-K for the year ended December 31, 2003 in the section immediately preceding Part I of the report.

Radian does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements made in this document to reflect new information, future events or for any other reason.

14	Quarterly Operating Supplement for the Period Ended March 31, 2004 / Safe Harbor Statement